UNITED STATES
SECURITIES AND

EXCHANGE COMMISSION
Washington, D.C. 20549
FORM
8-K/A
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
April 21, 2023

Date of Report (date of earliest event reported)
CROSSFIRST BANKSHARES, INC.

(Exact name of registrant as specified in its charter)
Kansas
001-39028
26-3212879
(State or other jurisdiction of
incorporation or organization)
(Commission File Number) (I.R.S. Employer Identification No.)
11440 Tomahawk Creek Parkway
Leawood
Kansas
(Address of Principal Executive Offices)
66211
(Zip Code)
(
913
)
901-4516

Registrant's telephone number, including area code
N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class Trading Symbol(s) Name of each exchange on which registered
Common Stock, par value $0.01 per share
CFB
The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933
(§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company
☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for
complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

EXPLANATORY NOTE
This Amendment No. 1 to the Current Report on Form 8-K (this "Amendment") is being filed by CrossFirst Bankshares, Inc. (the
"Company") for the purpose of amending and supplementing Item 3.02 of that certain Current Report on Form 8-K originally filed by the Company with the U.S. Securities and Exchange Commission on April 21, 2023 (the "Original Form 8-K"). This Amendment is
being filed to provide the total number of shares of the Company's common stock that were issued as merger consideration in connection with the Company's acquisition of Canyon Bancorporation, Inc. and its wholly owned subsidiary Canyon Community
Bank, N.A. (the "Canyon Acquisition"). No other changes have been made to the Original Form 8-K.
Item 3.02. Unregistered Sales of Equity Securities.
The information set forth in Item 3.02 of the Original Form 8-K is hereby supplemented as follows:
On August

1,

2023,

the

Company

closed

the

Canyon Acquisition

and

issued

597,645

shares

of

its

common

stock

to

target
stockholders as

partial merger

consideration.

The shares

of common

stock issued

as partial

merger consideration

were not

registered
under

the

Securities

Act

of

1933,

as

amended

(the

"Securities Act"),

in

reliance

on

the

exemption

from

registration

provided

by
Section 4(a)(2) of the Securities Act and/or

Regulation D promulgated thereunder

and were issued in compliance

with such exemption
only to "accredited investors."
Item 9.01.

Financial Statements and Exhibits.
(d) Exhibits
104 Cover Page Interactive Data File (embedded within the Inline XBRL document)
SIGNATURE
Pursuant to the requirements

of the Securities and

Exchange Act of 1934, the Registrant

has duly caused this report

to be signed on

its
behalf by the undersigned hereunto duly authorized.
Date: August 1, 2023 CROSSFIRST BANKSHARES, INC.
By: /s/ Benjamin R. Clouse
Benjamin R. Clouse
Chief Financial Officer